UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 25, 2023

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 25, 2023, the Board of Directors of DHI Group, Inc. (the “Company”) appointed Raime Leeby Muhle, as the Company's Chief Financial Officer (“CFO”), effective December 4, 2023 (the “Employment Commencement Date”). Ms. Leeby Muhle will have overall responsibility for the Company’s financial organization, including financial planning, accounting, financial reporting, investor relations, treasury, internal audit and tax matters.

Ms. Leeby Muhle, 46, most recently served as Chief Strategy Officer and interim CFO at US Med-Equip, a company that provides life-saving medical equipment and solutions to hospitals across the nation, from November 2021 to November 2023. Prior to that, she operated Pelican Ventures, a consulting and advisory business, from April 2020 to November 2021. From October 2017 to April 2020, Ms. Leeby Muhle served as CFO and VP of Strategic Accounts at mission-driven biotech company AlloSource, where she was responsible for finance, accounting, information technology and strategic account sales.

There are no arrangements or understandings between Ms. Leeby Muhle and any other person pursuant to which Ms. Leeby Muhle was appointed as CFO. Ms. Leeby Muhle does not have any family relationship with any director or officer of the Company or any other person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Ms. Leeby Muhle has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Ms. Leeby Muhle's appointment as CFO, Dice Inc., a subsidiary of the Company (“Dice”), and Ms. Leeby Muhle have entered into an employment agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Ms. Leeby Muhle’s annual base salary will be $410,000, and her annual target cash bonus will be 60% of her base salary (the calculation of the 2023 Annual Bonus will be prorated based on 10 months of compensation, which Ms. Leeby Muhle shall repay to Dice in the event she voluntarily resigns or is terminated with Cause (as defined in the Employment Agreement) before the completion of 12 months of employment).

In addition, and pursuant to the Company’s 2022 Omnibus Equity Award Plan, as Amended and Restated, Ms. Leeby Muhle will receive (i) a grant of 140,000 shares of restricted common stock, which will vest ratably over three years with one-third vesting on each of the first three anniversaries of the date of grant, and (ii) a grant of 140,000 shares of performance-based restricted common stock units (“PSUs”), which will vest ratably over three years with one-third vesting on each of the first three anniversaries of the date of grant, provided the performance targets are achieved, all subject to Ms. Leeby Muhle’s continued employment through each such vesting date.

If Ms. Leeby Muhle’s employment with the Company is terminated by the Company without Cause, but excluding by Ms. Leeby Muhle for Good Reason (as defined in the Employment Agreement) (other than following a Change of Control (each as defined in the Employment Agreement)), Ms. Leeby Muhle would be entitled to receive, subject to her execution of a release of claims, (i) a lump-sum severance payment equal to nine months of her then-current annual base salary and (ii) her Annual Bonus with respect to any completed year for which she has not yet been paid, based on actual performance. If Ms. Leeby Muhle’s employment with the Company is terminated by the Company without Cause or by her for Good Reason, in each case, within the one year period immediately following a Change of Control, Ms. Leeby Muhle would be entitled to receive, subject to her execution of a release of claims, (i) a lump-sum severance payment equal to (x) 100% of her then-current annual base salary plus (y) her then-current bonus target (or, if higher, the amount of any Annual Bonus paid in respect of the calendar year prior to the calendar year of termination of employment), (ii) her Annual Bonus with respect to any completed year for which the Employee has not yet been paid, based on actual performance, and (iii) accelerated vesting with respect to 100% of the shares of common stock underlying each of her then-unvested outstanding equity-based awards.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 30, 2023, the Company issued a press release relating to Ms. Leeby Muhle's appointment. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(a)Exhibits.
EXHIBIT NO.     DESCRIPTION

10.1	Employment Agreement, dated as of October 24, 2023, between DHI Group, Inc. and Raime Leeby Muhle
99.1	Press Release, dated as of October 30, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	October 30, 2023	By: /S/ E. Jack Connolly
Name: E. Jack Connolly
Title: Vice President and General Counsel